Rydex Variable Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

Inverse NASDAQ-100® 2x Strategy Fund
Inverse Russell 2000® 2x Strategy Fund
Inverse S&P 500® 2x Strategy Fund
Russell 2000® Fund
S&P 500® Fund
High Yield Strategy Fund
Inverse High Yield Strategy Fund
(collectively, the “Funds”)

Supplement dated May 1, 2014 to the currently effective
Statutory Prospectus and Statement of Additional Information (the “SAI”)
dated May 1, 2014, as supplemented from time to time.

This supplement provides new and additional information beyond that contained in the currently effective Prospectus and SAI for the Funds listed above and should be read in conjunction with the Prospectus and SAI.

The Funds have not yet commenced operations and shares of the Funds are not currently available for purchase. If you would like additional information, including information about other investment options within the Guggenheim Investments family of funds, please call 800.820.0888 or 301.296.5100 or visit www.guggenheiminvestments.com.

Please retain this supplement for future reference.

RVT-COMBO-SUP-0514x0515